EXHIBIT 10.11
                                                                   -------------

CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED
AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                               ALLIANCE AGREEMENT

This ALLIANCE AGREEMENT (the "Agreement") is made and entered into as of May 6, 2002 ("Effective Date"), by and between IMX, Inc., a Delaware corporation with a place of business at 555 W. Greens Parkway, Houston, Texas 77067 ("IMX") and LION, Inc. a Washington corporation with a place of business at 4700 42nd Avenue SW, Seattle, Washington 98116 ("LION").

                                   BACKGROUND

WHEREAS, LION operates an Internet web site located at the URL set forth in Exhibit A, attached hereto (the "Alliance Details"), or such other URL as LION may specify from time to time (the "LION Site" or "Site," as the context indicates) through which it provides certain products and services related to the mortgage industry (the "LION Products");

WHEREAS, IMX owns a proprietary on-line mortgage information and loan pricing software application (the "IMX Application") and provides access to and use of the IMX Application on a hosted basis to end users via the IMX Internet web site located at the URL set forth in the Alliance Details or such other URL as IMX may specify from time to time (the "IMX Site" or "Site" as the context indicates);

WHEREAS, each party desires to perform certain marketing activities to promote the products and services of the other party, and to share certain revenues generated as a result of this cross referral relationship in accordance with the terms and conditions of this Agreement; and

WHEREAS, the parties desire to brand the IMX Application on a co-exclusive basis under the IMX registered trademark the "IMX Exchange(R)".

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         DEPLOYMENT.
         -----------

                  Establishing the Links. As set forth in the Alliance Details, each party shall provide to the other certain text and graphics in a mutually agreed format to create the Links on or before the date set forth in the Alliance Details (the "Launch Date"). The Link that allows end users to transfer directly to the IMX Site from the LION Site shall be referred to as the "IMX Link", and the Link that allows users to transfer directly to the LION Site from the IMX Site shall be referred to as the "LION Link". Each party shall establish a system for tracking visitors to its Site that arrive directly via the Link on the other party's Site. Each party shall designate a representative to coordinate the parties' deployment efforts (an "Alliance Manager"). The Alliance Managers are set forth in the Alliance Details.

                  Informational Materials. Each party (a "Sending Party") shall provide text and other materials regarding its products and services to the other (a "Receiving Party") so that the Receiving Party can post an informational section about the Sending Party's products and services on the Receiving Party's Site. Prior to posting any information, the Receiving Party shall permit the Sending Party to review and approve the informational materials. The Receiving Party agrees to modify or update the text of the informational section on its Site as reasonably requested by the Sending Party.

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                  Maintaining the Links. IMX agrees to maintain the LION Link and LION agrees to maintain the IMX Link in good working order without additional charge.

                  Attorneys' Fees. Each party agrees to reimburse the other party for one-half the legal fees paid by that party to its attorneys for drafting and negotiating this Agreement. The party seeking reimbursement of such fees shall provide to the other party such documentation as the other party reasonably requests to substantiate the attorneys' fees for which it is seeking reimbursement. This provision shall not entitle either party to reimbursement for any attorneys' fees following the execution of this Agreement, except as otherwise provided in Section 15.5 of this Agreement.

                  MARKETING ACTIVITIES.
                  ---------------------

                  Management of Marketing Activities. Each party shall designate a liaison contact (a "Marketing Manager") who will be responsible for coordinating the marketing efforts by the parties pursuant to this Agreement. Either party may change its Marketing Manager at any time by upon written notice to the other. The Marketing Managers are set forth in Exhibit B, attached hereto (the "Marketing Plan").

                  Marketing Plan. Each party, at its sole expense, will undertake the activities described in the Marketing Plan, as amended from time to time. The Marketing Plan describes the marketing and promotional activities that each party will perform to promote the other party's products and services, the timeline and schedule for such activities, and objectives and outcomes that each party shall achieve as a result of performing its obligations pursuant to the Marketing Plan. Each party shall devote appropriate resources and qualified, skilled personnel (as defined in Exhibit B) to perform its obligations in accordance with the Marketing Plan.

                  CONTRACTUAL RELATIONSHIPS.
                  --------------------------

                  Use of the IMX Exchange. IMX shall have the contractual relationship with mortgage brokers and lenders arriving at the IMX Site via the IMX Link on the LION Site who obtain a membership to use the IMX Exchange ("Customers Referred by LION"). IMX may enter into an agreement with any Customers Referred by LION for the delivery of IMX products and services other than the IMX Exchange, in its sole discretion, and shall have sole and complete control over the pricing, terms and conditions pursuant to which all customers will access and use the IMX Exchange. IMX shall be responsible for collecting all fees related to the use of the IMX Exchange. When a Customer Referred by LION has qualified to use the IMX Exchange, IMX will include a designation on the subscription account to denote that the applicable broker or lender is a Customer Referred by LION.

                  Use of LION Products. LION shall have the contractual relationship with mortgage brokers and lenders arriving at the LION Site via the LION Link on the IMX Site who access and use any LION Products ("Customers Referred by IMX"). LION may enter into an agreement with any Customers Referred by IMX in its sole discretion, and shall have sole and complete control over the pricing, terms and conditions pursuant to which Customers Referred by IMX will access and use LION Products. LION shall be responsible for collecting the fees related to the use of the LION Products by Customers Referred by IMX. Upon completion of the registration process by a Customer Referred by IMX, LION will include a designation on the subscription account to denote that the applicable customer is a Customer Subscriber Referred by IMX.

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                  Non-Exclusivity. Nothing in this Agreement will be interpreted or construed as prohibiting either party from, directly or indirectly, selling or otherwise making available its products and services through other distribution channels during the term of this Agreement.

                  Limited Access to IMX Exchange. After the date of this Agreement, IMX may only grant end users access to the IMX Application under the "IMX Exchange" brand, if the end user registers from the LION Site or the IMX Site, or arrives at the IMX Site via the IMX Exchange Registration Link on either the IMX Site or the LION Site. IMX agrees that it shall not license the use of its registered trademark "IMX Exchange" to third parties, except LION, during the term of this Agreement.

         COMMISSIONS AND PAYMENT TERMS.
         ------------------------------

                  Commissions. Each party shall remit to the other the revenue shares and commissions on certain revenues, as applicable, ("Commissions") in accordance with Exhibit C, attached hereto.

                  Payment Terms. Neither party (a "Payor") shall be required to pay Commissions to the other (a "Payee") until such point as the Payor has actually collected the relevant monies from third parties who owe such funds to the Payor. All Commissions shall be due within fifteen (15) days of the end of the quarter. Quarters shall be deemed to end on March 31, June 30, September 30 and December 31 of each year. Where IMX owes Commissions to LION that, in the aggregate, equal or exceed *** in any one month, IMX shall remit the Commissions for that month to LION within fifteen (15) days of the end of that month rather than at the end of the then-current quarter.

                  Records and Reporting. During the term of this Agreement, each party shall maintain complete and accurate books and records related to the Commissions it is obligated to pay to the other party. Upon request, each party agrees to submit to the other periodic reports related to such Commissions in a mutually agreed format.

                  Audit Rights. During the term of this Agreement and for a period of two (2) years following the termination of this Agreement, each party agrees that a mutually selected third-party certified public accountant may inspect its records relevant to determining the accuracy of Commissions paid to the other party pursuant to this Agreement. Such audits may be conducted no more than once annually, and may be conducted only during regular business hours, upon reasonable prior written notice. The party conducting the audit shall bear and pay the costs for the applicable audit and shall ensure that such audit does not interfere unreasonably with the other party's normal business operations. In the event any audit reveals an underpayment by one party, that party shall promptly remit the difference to the other party, together with interest of one and a half percent (1.5%) per month, or the legal maximum, whichever is less, on all past due amounts. Where an audit reveals an underpayment in excess of 5%, the party who failed to make full payment shall also pay the costs of the applicable audit.

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*** Confidential material redacted and filed separately with the Commission.

                                       3
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         SUBSCRIBER LISTS.
         -----------------

                  IMX Broker and Lender Subscriber List. IMX, in its discretion, may supply to LION a list of the mortgage brokers and lenders registered or who register during the term of this Agreement to use the IMX Application ("Broker Subscribers"), together with their contact information (the "IMX Broker and Lender Subscriber List"). Broker and Lender Subscribers may include Customers Referred by LION. IMX's obligation to provide information about any Broker and Lender Subscriber to LION is contingent upon IMX (a) obtaining consent from such Broker or Lender Subscriber to the disclosure of its contact information to LION and (b) taking such steps as IMX deems necessary to comply with all applicable state and federal laws, rules and regulations, including, without limitation the Gramm-Leach-Bliley Act of 1999. Upon receipt of contact information from IMX for a Broker or Lender Subscriber, if any, LION shall use such information solely for the purposes expressly permitted by IMX in writing

                  LION Broker and Lender List. LION, in its discretion, may supply to IMX a list of mortgage brokers and lenders who have registered or who register during the term of this Agreement to use LION Products ("LION Brokers and Lenders") together with their contact information (the "LION Broker and Lender List"). LION's obligation to provide information about any LION Broker or Lender to IMX is contingent upon LION (a) obtaining consent from such LION Broker or Lender to the disclosure of its contact information to IMX and (b) taking such steps as LION deems necessary to comply with all applicable state and federal laws, rules and regulations, including, without limitation the Gramm-Leach-Bliley Act of 1999. Upon receipt of contact information from LION for a LION Broker or Lender, if any, IMX shall use such information solely for the purposes expressly permitted by LION in writing.

         LICENSE GRANTS.
         ---------------

                  License Grant to LION for "IMX Exchange." Subject to the terms and conditions of this Agreement, IMX hereby grants to LION a co-exclusive, royalty-free, worldwide and non-transferable license, during the term of this Agreement and in the United States, to use the IMX registered trademark "IMX Exchange" solely in connection with performing its marketing obligations under this Agreement. For purposes of this license grant, "co-exclusive" means that LION and IMX may both use the mark "IMX Exchange," and that IMX will not license the right to use the mark "IMX Exchange" to third parties during the term of this Agreement. This license grant does not include sublicense rights.

                  License Grant for IMX Marks. Subject to the terms and conditions of this Agreement, IMX hereby grants to LION a non-exclusive, royalty-free, worldwide and non-transferable license, during the term of this Agreement, to use the trademarks, tradenames, logos and other source identifiers set forth in the Alliance Details (collectively, "IMX Marks") solely in connection with performing its marketing obligations under this Agreement. This license grant does not include sublicense rights.

                  Use by LION. For purposes of this Section 6.3, "IMX Marks" shall include the registered trademark "IMX Exchange." LION shall use the IMX Marks in compliance with the IMX trademark usage guidelines, as amended from time to time, a copy of which is attached hereto as Exhibit F ("IMX Trademark Usage Guidelines"). LION shall submit to IMX all advertising and marketing materials incorporating the IMX Marks for review. IMX shall have the right to grant its consent to LION's use of the IMX Marks in such materials, which consent IMX will not unreasonably withhold. LION shall amend its use of the IMX Marks in all materials, whether in print or electronic format, as requested by IMX. If IMX becomes aware that LION has used the IMX Marks in violation

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

of the IMX Trademark Usage Guidelines, then LION shall have ten (10) days from receipt of notice by IMX to remedy the defects and provide corrected samples of use of the IMX Marks to IMX. LION acknowledges that IMX is the sole and exclusive owner of the IMX Marks and agrees that it shall not do anything inconsistent with such ownership during or after the term of this Agreement, including, without limitation, filing to register any tradename, servicemark or trademark that is similar to any IMX Marks in the United States or any other jurisdiction. LION acknowledges and agrees that its use of the IMX Marks shall inure to the benefit of and be on behalf of IMX.

                  License Grant to IMX. Subject to the terms and conditions of this Agreement, LION hereby grants to IMX a non-exclusive, royalty-free, worldwide and non-transferable license, during the term of this Agreement, to use the trademarks, tradenames, logos and other source identifiers set forth in the Alliance Details (collectively, "LION Marks") solely in connection with performing its marketing obligations under this Agreement. This license grant does not include sublicense rights.

                  Use by IMX. IMX shall use the LION Marks in compliance with LION's trademark usage guidelines, as amended from time to time, a copy of which is attached hereto as Exhibit G (the "LION Trademark Usage Guidelines"). IMX shall submit to LION all advertising and marketing materials incorporating the LION Marks for review. LION shall have the right to grant its consent to IMX's use of the LION Marks in such materials, which consent LION will not unreasonably withhold. IMX shall amend its use of the LION Marks in all materials, whether in print or electronic format, as requested by LION. If LION becomes aware that IMX has used the LION Marks in violation of the LION Trademark Usage Guidelines, then IMX shall have ten (10) days from receipt of notice by LION to remedy the defects and provide corrected samples of use of the LION Marks to LION. IMX acknowledges that LION is the sole and exclusive owner of the LION Marks and agrees that it shall not do anything inconsistent with such ownership during or after the term of this Agreement, including, without limitation, filing to register any tradename, servicemark or trademark that is similar to the LION Marks in the United States or any other jurisdiction. IMX acknowledges and agrees that its use of the LION Marks shall inure to the benefit of and be on behalf of LION.

                  Cross License Grants for Content. Each party (as a "Licensor") grants to the other (as a "Licensee"), during the term of this Agreement, a worldwide, non-exclusive, non-transferable, royalty-free license to use, copy, display and transmit the text, graphics and other materials that Licensor supplies to Licensee pursuant to this Agreement, including, without limitation, all materials related to Licensor's products that Licensee posts on Licensee's Site ("Content") solely in conjunction with performing Licensee's obligations under this Agreement. Licensee shall not sublicense, modify or create derivative works of Licensor's Content.

         PROPRIETARY RIGHTS.
         -------------------

                  IMX Property. The IMX Application, including its source code, object code and documentation, and the IMX Broker Subscriber List are proprietary and valuable trade secrets of IMX. All worldwide right, title and interest, including without limitation, copyrights, trademarks, trade secrets, patents, contract and licensing rights and all other intellectual and proprietary rights in existence now or arising in the future ("Intellectual Property Rights") in and to the registered trademark "IMX Exchange", IMX Marks, the IMX Content, the IMX Application, the IMX Site and the IMX Broker Subscriber List (collectively, "IMX Property") shall remain in IMX, and LION shall not acquire any interest therein, except as expressly provided in this Agreement.

                  LION Property. The LION Lender List is a valuable and proprietary trade secret of LION. All worldwide right, title and interest, including without limitation, all Intellectual Property Rights, in and to the LION Marks, the LION Content, the LION Products, the LION Lender List and

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the LION Site (collectively "LION Property") shall remain in LION, and IMX shall not acquire any interest therein, except as expressly provided in this Agreement.

         SUPPORT SERVICES.
         -----------------

                  First Tier Support. For the consideration described in Exhibit C, LION will provide all customer support services for the IMX Exchange directly to all Broker Subscribers, regardless of whether they are Broker Subscribers Referred by LION or other Broker Subscribers registered to use the IMX Exchange ("First Tier Support"). LION shall designate appropriate personnel with whom IMX can communicate regarding all aspects of First Tier Support and Second Tier Support ("Designated Personnel"). LION's Designated Personnel are set forth in Exhibit D. IMX will publish the applicable technical support contact information for the IMX Exchange, as amended by LION from time to time, on the IMX Site. The minimum terms and conditions of First Tier Support are set forth in Exhibit D, attached hereto. IMX shall have no responsibility for providing First Tier Support to all Broker Subscribers using the IMX Exchange, including, without limitation Broker Subscribers Referred by LION.

                  Second Tier Support. IMX shall provide support directly to LION for the IMX Application in accordance with Exhibit E, attached hereto ("Second Tier Support") during the term of this Agreement for the fees described in Exhibit E. IMX shall designate appropriate personnel with whom LION can communicate regarding all aspects of First Tier Support and Second Tier Support ("Designated Personnel"). IMX's Designated Personnel are set forth in Exhibit E. Unless otherwise specified in Exhibit E, all fees for Second Tier Support shall be due within thirty (30) days of IMX's invoice.

         CONFIDENTIALITY.
         ----------------

                  Confidential Information. Each party (a "Recipient") acknowledges that during the term of this Agreement it may have access to or receive information from the other party (the "Disclosing Party") that is confidential and proprietary to the Disclosing Party. "Confidential Information" means all information that is marked or designated as confidential. In addition, the following materials, whether or not marked as confidential, shall be deemed to be Confidential Information: the IMX Application and its source code and documentation; the IMX Broker Subscriber List; the LION Lender List; all information of a financial nature, regardless of whether such information relates to IMX, LION, mortgage lenders or mortgage brokers; customer information of either party; information related to transactions between either party and its customers; and the terms and conditions of this Agreement.

                  Nondisclosure and Nonuse Obligation. During the term of this Agreement and for a period of two (2) years following the termination of this Agreement, a Recipient shall not in any way disclose the Confidential Information of the Disclosing Party to any third party, and shall only use the Confidential Information of the Disclosing Party to the extent necessary to perform its obligations under this Agreement. Recipient will treat all Confidential Information of the Disclosing Party with the same degree of care as it accords its own Confidential Information, but in no case less than reasonable care. Recipient will disclose the Confidential Information of the Disclosing Party only to those of its employees and independent contractors who need to know such information in order to assist in the performance of this Agreement and who have entered into written confidentiality agreements with Recipient that protect the Confidential Information.

                  Exclusions from Nondisclosure and Nonuse Obligations. Confidential Information shall not include information that Recipient can document was (a) in the public domain at or

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subsequent to the time communicated to Recipient by Disclosing Party through no fault of Recipient, (b) rightfully in Recipient's possession free of any obligation of confidentiality at or subsequent to the time communicated to Recipient by Disclosing Party, or (c) developed by employees or agents of Recipient independently of and without reference to any Confidential Information communicated to Recipient by Disclosing Party. A disclosure of any portion of Confidential Information either (i) in response to a valid order by a court or other governmental body, or (ii) otherwise required by law, shall not be considered to be a breach of this Agreement or a waiver of confidentiality for other purposes, provided, however, that Recipient shall provide prompt prior written notice thereof to Disclosing Party to enable Disclosing Party to seek a protective order or otherwise prevent such disclosure.

                  Injunctive Relief. Recipient acknowledges and agrees that monetary damages would not be a sufficient remedy for a breach of its confidentiality obligations under this Agreement and that Disclosing Party shall be entitled to injunctive relief as a remedy for any such breach by Recipient. Such remedy will not be deemed the exclusive remedy for a breach of Disclosing Party's confidentiality obligations, but will be in addition to all other available legal and equitable remedies.

         TERM AND TERMINATION.
         ---------------------

                  Term. This Agreement shall commence as of the Effective Date and continue for a period of *** (the "Initial Term"), with automatic renewal terms of *** (each a "Renewal Term") unless either party gives written notice of its intention not to renew at least sixty (60) days before the end of the Initial Term or any Renewal Term.

                  Termination for Cause. Either party may terminate this Agreement if the other party fails to cure a material breach of this Agreement within thirty (30) days after receipt of notice from the non-breaching party specifying the nature of the breach.

                  Effect of Termination. Upon the termination of this Agreement for any reason, (a) all licenses granted under this Agreement shall terminate,
(b) each party shall disable the Link on its Site and remove the other party's Content from its Site, (c) each party shall cease all marketing efforts on the other party's behalf, (d) LION shall cease using the IMX Marks and the mark IMX Exchange, (e) IMX shall cease using the LION Marks, (e) each party shall, at the option of the other party, destroy or return all Confidential Information of that party and certify such destruction or return in writing, (f) IMX's obligation to provide Second Tier Support to LION shall terminate, (g) LION's obligation to provide First Tier Support to Broker Subscribers shall terminate,
(h) each party's obligation to pay Commissions to the other shall terminate, provided, however, that each party shall remain obligated to remit all Commissions previously accrued, but which it has not yet paid to the other party, (i) all unpaid support fees for Second Tier Support, if any, shall accelerate and be immediately due, (j) the contractual relationship between each party (a "Vendor") and customers referred to it by the other party (a "Customer") shall continue in accordance with the terms of the agreement between the applicable Vendor and the applicable Customer, and (k) each party shall cease using all materials that reference or pertain to the products and services of the other party.

                  Survival. The provisions of this Agreement that, by their terms, require performance following the termination of this Agreement for any reason, shall survive the termination and include, without limitation, Section 3 (Contractual Relationships), Section 4 (Commissions and Payment Terms), Section 7 (Proprietary Rights), Section 9 (Confidentiality), Section 10.3 (Effect of

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*** Confidential material redacted and filed separately with the Commission.

                                       7
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Termination), 10.4 (Survival), Section 13 (Limitation of Liability), Section 14
(Indemnification) and Section 15 (Miscellaneous).

         Publicity. Upon execution of this Agreement, each party may issue a press release regarding this Agreement, subject to the prior written approval of the other party (which approval shall not be unreasonably withheld). Except as provided in this Agreement, neither party shall make any other public announcement, except as they may mutually agree, with respect to this Agreement.

         REPRESENTATIONS AND WARRANTIES.
         -------------------------------

                  Authority. Each party represents and warrants that it has obtained the necessary authorization to enter into this Agreement and that the individual signing this Agreement on its behalf has the authority to bind it to the terms and conditions of this Agreement.

                  Compliance with Laws. Each party represents and warrants that it shall comply with all applicable federal and state laws, as amended, and all implementing regulations, including, without limitation, the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Reporting Act, the Fair Housing Act, the Gramm-Leach-Bliley Act of 1999.

                  Technical Support. Each party represents to the other that it will perform its technical support provisions, described in Exhibit D and Exhibit E, as applicable, in a professional and workmanlike manner and consistent with industry standards.

                  Intellectual Property Rights. IMX represents and warrants to LION that the IMX Property will not violate the copyrights or trademark rights of any third party in the United States. LION represents to IMX that the LION Property will not violate the copyrights or trademark rights of any third party in the United States.

                  Marketing Plan. Each party represents and warrants to the other that it shall (a) devote appropriate resources and skilled personnel to performing its obligations pursuant to the Marketing Plan and (b) make diligent, good faith efforts to achieve the outcomes and objectives set forth in the Marketing Plan.

                  Customer Service Levels. LION represents and warrants to IMX that it shall provide at least the same level of quality and service to all Customers Referred by IMX with respect to LION Products and First Tier Support as it provides to all other customers of LION Products and recipients of customer care and support by LION or its designated representatives. IMX represents and warrants to LION that it shall provide at least the same level of quality and service to all Customers Referred by LION with respect to the IMX Exchange as it provides to all other lenders and brokers using the IMX Exchange.

                  Disclaimer. EXCEPT FOR THE FOREGOING WARRANTIES, EACH PARTY DISCLAIMS ALL OTHER EXPRESS, IMPLIED AND STATUTORY WARRANTIES RELATED TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

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         LIMITATION OF LIABILITY.
         ------------------------

                  Allocation of Risk. IMX shall not be liable to LION, or any party claiming through LION, for any actions or omissions of Customers Referred by IMX. LION shall not be liable to IMX, or any party claiming through IMX, for any actions or omissions of Customers Referred by LION.

                  No Consequential Damages. EXCEPT FOR CLAIMS RELATED TO THE PARTIES' CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO OTHER PARTY, OR TO ANY PARTY CLAIMING THROUGH THAT PARTY, FOR ANY INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION OR WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

                  Cap on Liability. IN no event shall either partys' TOTAL, AGGREGATE liability TO the other FOR DAMAGES UNDER THIS AGREEMENT exceed AN AMOUNT EQUAL TO THE TOTAL COMMISSIONS paid BY one party to the other DURING THE tWELVE (12) monthS PRIOR TO THE EVENTS ALLEGEDLY GIVING RISE TO THE CLAIM.

         INDEMNIFICATION.
         ----------------

                  IMX's Obligations. Provided that it receives prompt written notice, sole control over the defense or settlement of any action and reasonable assistance from LION, IMX agrees to indemnify, defend and hold harmless LION, and its officers, directors and employees, from and against all liabilities, damages, penalties and expenses (including attorneys fees) incurred by LION in connection with any suit, claim or proceeding arising from or related to any allegation that (a) IMX's use of the LION Lender List or any other information that LION provides to IMX pursuant to this Agreement violates any laws and related regulations, as amended, including, without limitation the Gramm-Leach-Bliley Act of 1999 and its implementing regulations, and (b) the IMX Property violates the copyrights or trademark rights of any third party in the United States. In the event of a claim of infringement related to the IMX Property, IMX may, in its sole discretion, (i) modify the allegedly infringing materials so that they are no longer infringing, (ii) obtain a license for LION to continue using the allegedly infringing materials, or (iii) if neither (i) nor (ii) is practicable, IMX may terminate this Agreement.

                  LION's Obligations. Provided that it receives prompt written notice, sole control over the defense or settlement of any action and reasonable assistance from IMX, LION agrees to indemnify, defend and hold harmless IMX, and its officers, directors and employees, from and against all liabilities, damages, penalties and expenses (including attorneys fees) incurred by IMX in connection with any suit, claim or proceeding arising from or related to any allegation that (a) LION's use of the IMX Broker Subscriber List or any other information that IMX provides to LION pursuant to this Agreement violates any laws and related regulations, as amended, including, without limitation the Gramm-Leach-Bliley Act of 1999 and its implementing regulations, and (b) the LION Property violates the copyrights or trademark rights of any third party in the United States. In the event of a claim of infringement related to the LION Property, LION may, in its sole discretion, (i) modify the allegedly infringing materials so that they are no longer infringing, (ii) obtain a license for IMX to continue using the allegedly infringing materials, or (iii) if neither (i) nor (ii) is practicable, LION may terminate this Agreement.

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

         MISCELLANEOUS.
         --------------

                  No Partnership or Joint Venture. The parties' relationship under this Agreement is one of independent contractors. Nothing herein shall be construed to create a partnership, employment relationship, joint venture, or agency relationship, or to require the parties to engage in any joint business activities in the future.

                  Assignment. Neither party may assign this Agreement without the prior written consent of the other party, which such party shall not unreasonably withhold. This Agreement will bind and inure to the benefit of the parties and their successors and permitted assigns.

                  Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas without regard to its conflict of laws provisions.

                  Jurisdiction and Venue. IMX and LION agree that the sole venue and jurisdiction for disputes from this Agreement shall be the appropriate state or federal court located in the City of the (the "Responding Party"), and IMX and LION hereby submit to the jurisdiction of such courts.

                  Attorneys' Fees. The prevailing party in any legal proceeding to interpret or enforce the terms and conditions of this Agreement shall be entitled to recover its actual attorneys' fees and the costs of such proceeding, including on appeal.

                  Notices. All notices or requests shall be in writing and shall be sent to the address below each party's signature by facsimile, or recognized commercial overnight courier. Notices shall be deemed received upon receipt of written confirmation of transmission when sent by facsimile, or signing for receipt of delivery if sent by overnight courier.

                  Severability; Waiver. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, (a) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (b) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. Failure by either party to enforce any provision of this Agreement shall not be deemed to be a waiver of future enforcement of that or any other provision of this Agreement.

                  Force Majeure. Neither party shall be liable for failure or delay in the performance of any of its obligations under this Agreement if such delay or failure is beyond the control and not caused by the negligence of the non-performing party.

                  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles shall be treated as originals.

                  Amendment; Entire Agreement. This Agreement may only be amended by mutual, written agreement of authorized representatives of the parties. This Agreement, together with the Exhibits, contains the entire agreement between the parties with respect to its subject matter, and supersedes all other prior or contemporaneous agreements or understandings, oral or written, with respect to its subject matter, including, without limitation the Confidentiality Agreement executed by the parties on January 10, 2002.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IMX                                             LION
IMX, Inc.                                       LION, Inc.

By:                                             By:
   -----------------------------------------       -----------------------------
Name:      Richard E. Wilkes                    Name:      Dave Stedman
Title:     President; Chief Executive Officer   Title:     President
Address:   555 W. Greens Parkway                Address:   4700 42nd Avenue SW
           Houston, Texas 77067                            Seattle, WA 98116
Facsimile: (832) 601-1051                       Facsimile: (206) 577-1441

                                    Exhibit A
                                    ---------
                                Alliance Details
                                ----------------

         This Exhibit A is incorporated into the Agreement by and between IMX and LION and shall be governed by all of its terms and conditions. Unless otherwise specified herein, capitalized terms in this Exhibit A will have the same meaning as in the Agreement

SITES.

1.  LION URL:     http://www.LIONinc.com

2.  IMX URL:      http://www.IMX.com

WEB PAGES WHERE IMX LINK AND LION LINK SHALL APPEAR

1.  IMX Link:   http://www.LIONinc.com/___________

2.  LION Link:   http://www.IMX.com/_____________

LAUNCH DATE. Each party will establish the Link on its Site and launch the applicable portions of its Site on or before ***

ALLIANCE MANAGERS. Each party shall promptly notify the other in the event it changes its Alliance Manager. The Alliance Managers for purposes of deployment and the marketing activities pursuant to the Agreement will be:

--------------------------------------------------------------------------------
For IMX                                  For LION
-------                                  --------
Name: Joe Garcia                         Name:  June Bachman
Title: Project Manager                   Title:  Project Manager
Address: 555 West Greens Parkway         Address:  2000 S. Colorado Blvd., #350
         Houston, TX  77067                        Denver, CO 80222
Fax: 832/601-1051                        Fax:  303-455-4100
Telephone:832-601-1062                   Telephone: 303-223-7338
Email:joe.garcia@imx.com                 Email:  jbachman@lioninc.com
--------------------------------------------------------------------------------

TRADEMARKS

1.  LION Marks:   LION, Inc.
                  LionInc.com
                  LION Loan SearchTM
                  LION Loan LinkTM
                  LION News NowTM
                  Free Mortgage Dot ComTM
                  LION Pro
                  Mortgage101.com

*** Confidential material redacted and filed separately with the Commission.

                                    [logos]




2.  IMX Marks:    IMX EXCHANGE(R)
                  IMX(R)
                  RateSearchSM

                                    [logos]

                                    Exhibit B
                                 Marketing Plan

         This Exhibit B is incorporated into the Agreement by and between IMX and LION and shall be governed by all of its terms and conditions. Unless otherwise specified herein, capitalized terms in this Exhibit B will have the same meaning as in the Agreement.

MARKETING PLAN. Each party shall undertake the following marketing activities during the term of this Agreement.

MARKETING MANAGERS. Each party shall promptly notify the other in the event it changes its Marketing Manager. The Marketing Managers for purposes of the marketing activities pursuant to the Agreement will be:

--------------------------------------------------------------------------------
For IMX                               For LION
-------                               --------
Name: Joe Garcia                      Name:  Matt Canetto
Title: Project Manager                Title:  Vice President of Marketing
Address: 555 West Greens Parkway      Address:  2000 S. Colorado Blvd., #350
         Houston, TX  77067           Denver, CO 80222
Fax: 832/601-1051                     Fax:  303-455-4100
Telephone:832-601-1062                Telephone:303-223-7307
Email:joe.garcia@imx.com              Email:  mcanetto@lioninc.com
--------------------------------------------------------------------------------

PLACEMENT OF MATERIALS.

1. Placement of IMX's Marks and the IMX Exchange Mark on LION's Site

2.  Placement of LION's Marks on the IMX Site.

Create an approval process for reviewing and approving the layout of the page where each party's materials and Marks will appear on the other party's Site.

3. LION'S OBLIGATIONS: LION shall make good faith efforts during the term of this Agreement to promote the IMX Application under the IMX Exchange brand. More specifically, LION shall perform the following activities pursuant to the applicable timeline or schedule:

----------------------------------- ----------------------------- ---------------------------- -----------------------
        MARKETING ACTIVITY              TIMELINE OR DATE FOR        OUTCOMES OR OBJECTIVES     ADDITIONAL INFORMATION
                                            PERFORMANCE
----------------------------------- ----------------------------- ---------------------------- -----------------------
Web site promotion and placement    ***                           Promote strategic alliance   Place co-marketing
                                                                  with LION                    material on IMX.com
----------------------------------- ----------------------------- ---------------------------- -----------------------
Telemarketing                       ***                           LION will market and sell    LION will document
                                                                  IMX Exchange(R)              sales process and
                                                                                               product matrix
----------------------------------- ----------------------------- ---------------------------- -----------------------

----------------------------------- ----------------------------- ---------------------------- -----------------------
Development of marketing            ***                           Promote strategic alliance   Co-marketing material
collateral                                                        with IMX                     for web and print
----------------------------------- ----------------------------- ---------------------------- -----------------------
Trade shows                         ***                           Promote strategic alliance   Provide co-marketing
                                                                  with IMX                     on trade-show
                                                                                               schedule
----------------------------------- ----------------------------- ---------------------------- -----------------------
Broadcast email                     ***                           Promote strategic alliance   Email co-marketing to
                                                                  with IMX                     current LION customers
----------------------------------- ----------------------------- ---------------------------- -----------------------
Broadcast fax                       ***                           Promote strategic alliance   Fax co-marketing to
                                                                  with IMX                     current LION customers
----------------------------------- ----------------------------- ---------------------------- -----------------------
Promotional incentive               ***                           Promote strategic alliance   Offer LION product to
                                                                  with IMX                     IMX brokers
----------------------------------- ----------------------------- ---------------------------- -----------------------

4. IMX'S OBLIGATIONS: IMX shall make good faith efforts during the term of this Agreement to promote the LION Products. More specifically, IMX shall perform the following activities pursuant to the applicable timeline or schedule:

----------------------------------- ----------------------------- ---------------------------- -----------------------
        MARKETING ACTIVITY              TIMELINE OR DATE FOR        OUTCOMES OR OBJECTIVES     ADDITIONAL INFORMATION
                                            PERFORMANCE
----------------------------------- ----------------------------- ---------------------------- -----------------------
Web site promotion and placement    ***                           Promote strategic alliance   Place co-marketing
                                                                  with LION                    material on IMX.com
----------------------------------- ----------------------------- ---------------------------- -----------------------
Telemarketing                       ***                           Provides LION with broker    Provide LION with
                                                                  data to market and sell      broker list of
                                                                  IMX Exchange(R)              current IMX brokers
----------------------------------- ----------------------------- ---------------------------- -----------------------
                                    ***                                                        Provide copy of  IMX
                                                                                               Broker Registration
                                                                                               within one business
                                                                                               day
----------------------------------- ----------------------------- ---------------------------- -----------------------
Development of marketing            ***                           Promote strategic alliance   Co-marketing material
collateral                                                        with LION                    for web and print
----------------------------------- ----------------------------- ---------------------------- -----------------------
Trade show plans                    ***                           Promote strategic alliance   Provide co-marketing
                                                                  with LION                    on trade-show
                                                                                               schedule
----------------------------------- ----------------------------- ---------------------------- -----------------------

----------------------------------- ----------------------------- ---------------------------- -----------------------
Broadcast email                     ***                           Promote strategic alliance   Email co-marketing to
                                                                  with LION                    current IMX customers
----------------------------------- ----------------------------- ---------------------------- -----------------------
Broadcast fax                       ***                           Promote strategic alliance   Fax co-marketing to
                                                                  with LION                    current IMX customers
----------------------------------- ----------------------------- ---------------------------- -----------------------
Promotional incentive               ***                           Promote strategic alliance   Offer IMX product to
                                                                  with LION                    LION Lenders
----------------------------------- ----------------------------- ---------------------------- -----------------------























*** Confidential material redacted and filed separately with the Commission.

                                    Exhibit C
                                    ---------
                                   Commissions
                                   -----------

         This Exhibit C is incorporated into the Agreement by and between IMX and LION and shall be governed by all of its terms and conditions. Unless otherwise specified herein, capitalized terms in this Exhibit C will have the same meaning as in the Agreement.

A. LION'S OBLIGATIONS. During the term of this Agreement, LION shall pay to IMX a Commission of *** for each Customer Referred by IMX that registers and successfully completes arrangement for membership on the LION Site or otherwise uses any LION Products. LION's obligation to remit such Commission for each Customer Referred by IMX shall accrue upon the completion of the registration form on LION's Site by the applicable Customer Referred by IMX. LION shall remit Commissions to IMX in accordance with the payment terms in the Agreement.

B. IMX'S OBLIGATIONS. During the term of this Agreement, IMX shall pay the following Commissions to LION in accordance with the payment terms in the Agreement.

     1. REFERRAL FEES FOR CUSTOMERS REFERRED BY LION.

a. Broker Subscribers. IMX will pay to LION a fee of *** for each mortgage broker that arrives at the IMX Site via the IMX Link on the LION Site and successfully applies for and qualifies to be a Broker Subscriber on the IMX Exchange. IMX's obligation to pay such fee shall accrue at the time IMX approves such Broker Subscriber to act as a broker member on the IMX Exchange.

b. Lender Subscribers. IMX will pay to LION a fee of *** for each mortgage lender that arrives at the IMX Site via the IMX Link on the LION Site or otherwise is referred or sold by LION (excepting lenders that execute IMX lender subscriber agreements prior to the Launch Date) and enters into IMX's standard form of agreement for using the IMX Exchange or IMX Application ("Lender Subscribers"). IMX's obligation to pay such fee shall accrue at the time the applicable Lender Subscriber has closed and funded ten (10) loans using the IMX Exchange.

2. SHARED REVENUE. In any month during the term of this Agreement that IMX's Net Closed Loan Revenue exceeds ***, IMX will pay to LION 50% of all Net Closed Loan Revenue ("LION's Revenue Share" (subject to adjustment as provided in Section C. below)). "Net Closed Loan Revenue" means the transaction fees that IMX collects from Lender Subscribers in connection with the closing of loans by Lender Subscribers, less all portions of such fees that IMX is obligated to pay to third parties. LION shall not be entitled to collect LION's Revenue Share in any month for which IMX collects less than *** in Net Closed Loan Revenue. The collection by IMX of *** per month shall be deemed to be the "IMX Revenue Baseline".

3. EXCLUSIONS. LION acknowledges and agrees that Net Closed Loan Revenue shall not include any other revenue that IMX collects from Broker Subscribers, Lender Subscribers or any other end users of the IMX Exchange, the IMX Application or any other products and services offered by IMX, including, without limitation, fees that IMX collects for broker approval requests, hosting services, license fees, technical support and maintenance fees, software development and customization fees, and monthly maintenance fees for lenders' programs and products.


*** Confidential material redacted and filed separately with the Commission.

C. CONSIDERATION FOR FIRST TIER SUPPORT. As consideration for LION's provision of First Tier Support to Broker Subscribers during the term of this Agreement, IMX agrees to reduce the IMX Revenue Baseline by *** for every *** in Net Closed Loan Revenue that IMX collects in excess of IMX's Revenue Baseline. For example, if IMX collects *** in Net Closed Loan Revenue in one month, then LION's Revenue Share shall be based upon an IMX Revenue Baseline of *** rather than *** for that month, and LION's Revenue Share would be based upon all Net Closed Loan Revenue between *** and ***.



































*** Confidential material redacted and filed separately with the Commission.

                                    Exhibit D
                                    ---------
               Minimum Terms and Conditions of First Tier Support
               --------------------------------------------------

         This Exhibit D is incorporated into the Agreement by and between IMX and LION and shall be governed by all of its terms and conditions. Unless otherwise specified herein, capitalized terms in this Exhibit D will have the same meaning as in the Agreement.

1. TRAINING AND SUPPORT TECHNICIANS. LION shall require personnel who possess sufficient knowledge and technical skill to provide First Tier Support to Broker Subscribers to attend training sessions taught by IMX personnel as described in Exhibit E of this Agreement. LION will maintain technicians who are sufficiently skilled, trained and experienced to identify and resolve most support issues for Broker Subscribers using the IMX Exchange and who shall respond to supports requests from Broker Subscribers during the term of the Agreement.

2. FIRST TIER SUPPORT HOURS AND CONTACT INFORMATION. LION will provide First Tier Support to Broker Subscribers Monday through Friday (except holidays) from 6:30 AM to 5:00 PM Pacific Time at (800) 786-8083. LION currently observes the following holidays: New Year's Day; President's Day, Memorial Day; Fourth of July; Labor Day; Thanksgiving and the Friday following Thanksgiving; Christmas Eve Day; and Christmas Day. These numbers, dates and hours are subject to change upon notice from LION. LION will supply current and accurate contact information for First Tier Support to IMX so that IMX can publish current and accurate technical support contact information for Broker Subscribers on the IMX Site.

3. RESPONSE TIMES FOR FIRST TIER SUPPORT REQUESTS. LION shall make all reasonable efforts to resolve problems reported by Broker Subscribers with respect to the IMX Exchange within [one (1)] business day of receiving a request for First Tier Support ("Response Time"). If LION cannot resolve the problem with the Response Time, LION agrees to assign a dedicated support technician to that particular Broker Subscriber on a continuous basis until the problem is resolved.

4. LIMITATIONS OF FIRST TIER SUPPORT. LION is not required to correct problems that require modification to, or the issuance of patches and bug fixes for, the IMX Application. Where LION determines that a problem with the IMX Exchange is due to an error in the IMX Application, it shall notify IMX and cooperate with IMX to identify the nature or source of problems and to replicate such problems.

5. LION'S DESIGNATED CONTACTS. LION shall promptly notify IMX in the event it changes its Designated Representatives. LION's Designated Representatives for coordinating First Tier Support and Second Tier Support (Exhibit E) will be:

--------------------------------------------------------------------------------

Name:  Don Jacobs                        Name:  Darren Kerbs
Title:  Director of Customer Care        Title:  Director of Originator Services
Address:  2000 S. Colorado Blvd. #350    Address:  2000 S. Colorado Blvd. #350
          Denver, CO 80222                         Denver, CO 80222
Fax:  303-455-4100                       Fax:  303-455-4100
Telephone: 303-223-7336                  Telephone: 303-223-7322
Email:  djacobs@lioninc.com              Email:  dkerbs@lioninc.com
--------------------------------------------------------------------------------

6. IMX'S REMEDIES. LION's failure to provide First Tier Support to Broker Subscribers in accordance with this Exhibit D and in a professional, workmanlike manner and consistent with industry standards shall constitute a material breach of the Agreement.

                                    Exhibit E
                                    ---------
                               Second Tier Support
                               -------------------

       This Exhibit E is incorporated into the Agreement by and between IMX and LION and shall be governed by all of its terms and conditions. Unless otherwise specified herein, capitalized terms in this Exhibit E will have the same meaning as in the Agreement.


1. IMX'S DESIGNATED REPRESENTATIVES. IMX shall promptly notify LION in the event it changes its Designated Representative. IMX's Designated Representatives for coordinating First Tier Support and Second Tier Support will be:

--------------------------------------------------------------------------------
Name: Myisha Jefferson                     Name: Regina Erickson
Title: Broker Services Representative      Title: Broker Services Representative
Address: 555 West Greens Parkway,          Address: 555 West Greens Parkway,
         Houston, TX 77067                          Houston, TX 77067
Fax: 832/601-1051                          Fax: 832/601-1051
Telephone: 832/601-1067                    Telephone:832/601-1060
Email: myisha.jefferson@imx.com            Email: regina.erickson@imx.com
--------------------------------------------------------------------------------

2. TERM AND FEES. IMX will provide Second Tier Support to LION during the term of the Agreement as follows:

     o   Up to twenty (20) hours per week at no charge

     o All Second Tier Support requests in excess of twenty (20) hours in one week shall be billed to LION at IMX's then-current rates.

3. TRAINING. IMX will provide the following training sessions to LION's personnel at no additional charge to LION:

     o Two work days of training for LION's Designated Representatives at LION's facility on mutually agreed days. Such training shall be in a "train the trainer" format so as to enable LION's Designated Representatives to train LION's First Tier Support technicians to provide First Tier Support to Broker Subscribers

     o One full day of general training for up to twenty (20) of LION's personnel at LION's facility on a business day that day after the two-day training session for LION's Designated Representatives

Upon request by LION, IMX will provide additional training sessions to LION's personnel at mutually agreed times and places and at IMX's then-current rates and terms.

4. TRAINING EXPENSES. LION and IMX shall share the costs equally for travel, lodging and reasonable expenses of all IMX personnel conducting training at LION's facility.

5. SECOND TIER SUPPORT HOURS AND CONTACT INFORMATION. Second Tier Support hours are Monday through Friday (except holidays) from 8:00 AM to 6:00 PM Central Time at (800) 401-4639. IMX currently observes the following holidays: New Year's Day; President's Day, Memorial Day; Fourth of July; Labor Day; Thanksgiving and the Friday following Thanksgiving; Christmas Eve Day; and Christmas Day. For Second Tier Support outside support hours, LION may leave a voicemail at (800) 401-4639, send a fax to (832) 601-1051, or send an email message to customerservice@imx.com. IMX will respond to the request during the next business day. These numbers, dates and hours are subject to change upon notice from IMX.

6. SUPPORT FOR IMX APPLICATION. Where IMX determines that a malfunction reported by LION with respect to the IMX Exchange is due to a bug or error in the IMX Application, IMX will make commercially reasonable efforts to promptly develop and deploy a patch or work-around to remedy such bug or error at no additional charge to LION.

7. LION'S RESPONSIBILITIES. LION is responsible for: (a) maintaining trained Designated Representatives with working knowledge of (i) LION's computer software programs, hardware components and other equipment associated with the LION Site and LION Products and (ii) the IMX Exchange; (b) notifying IMX of suspected errors in the IMX Application and the need for service, and (c) upon request, assisting IMX in re-creating any errors.

8.  LIMITATIONS.   Second Tier Support shall not apply to the following:

                  (i) NEW PRODUCTS. Second Tier Support does not include any IMX products or software that are new products or software, as opposed to the IMX Application under the IMX Exchange brand. Where IMX releases new products and software, LION may obtain a license to such products and software pursuant to a separate license agreement with IMX.
                   (ii) EXTERNAL FACTORS. Second Tier Support will not apply where end users experience problems using the IMX Exchange that result from interruptions or problems caused by Internet service providers, other problems due to the Internet or factors external to the IMX Application.
                  (iii) LION'S EQUIPMENT. IMX will not provide Second Tier Support with respect to problems arising from LION's or Broker Subscribers' hardware components, software applications provided by third parties or any other equipment.
                  (iv) ON SITE SUPPORT. Second Tier Support does not include diagnostic and remedial assistance at LION's facilities or other locations. If LION requires on-site technical services, IMX may provide such services, at its discretion, pursuant to a separate consulting agreement and for its then-current fees for such services.

                                    Exhibit F
                                    ---------
                         IMX Trademark Usage Guidelines
                         ------------------------------

IMX TRADEMARKS. These guidelines apply to the following IMX, Inc. ("IMX") trademarks, trade names, service marks and logos (collectively "the licensed trademarks"), subject to such additions, deletions and changes as may be communicated to LION by IMX from time to time, including the following:

                                 IMX EXCHANGE(R)
                                     IMX(R)

                                    [logos]

1. LION may use the licensed trademarks for the term set forth in the Alliance Agreement with IMX dated May 6, 2002 (the "Agreement") and in accordance with the terms and conditions of the Agreement and these trademark usage guidelines. LION's license to use the licensed trademarks will terminate upon the termination or expiration of the Agreement. IMX may amend these guidelines from time to time during the term of LION's license grant for the licensed trademarks.

2. LION may only use the licensed trademarks in the format set forth above, or as otherwise provided by IMX. LION must maintain the consistency of the visual design of the licensed trademarks, and may not alter the licensed trademarks without the prior written consent of IMX.

3. LION must use the licensed trademarks in a manner that distinguishes the licensed trademarks from the surrounding text. LION may not incorporate the licensed trademarks into LION's tradename, the name of a division or product name or LION's trademarks (or those of any third party). The licensed trademarks should not be placed so physically close to another mark, name or other background material so as to create the appearance that the licensed trademark is a part of another mark, name, or that the licensed trademark includes text or designs that are not a part of the licensed trademark.

4. IMX will provide the licensed trademarks to LION with either a (R) designation or a "(TM)" designation. Whenever possible LION must always display the licensed trademarks with the designation provided by IMX. At a minimum, the designation should be used at least once in each piece of printed matter, computer screen, etc. and preferably the first time the licensed trademark appears. Because the (R) designation may only be used for federally registered trademarks, do not use the (R) designation with the licensed trademarks unless IMX has indicated that it is the appropriate designation for any particular licensed trademark. In addition, do not place the "TM" in a circle. The circle is reserved for the (R) designation. The trademark designation should be in a raised (superscript) position following the licensed trademarks, in uppercase letters.

5. The licensed trademarks are proper adjectives and should, whenever possible, be followed by the common descriptive name of the licensed product or service. This should be done at least the first time the licensed trademark appears in each piece of printed matter, computer screen, etc. The preferred descriptive name for purposes of the Agreement is:

         The IMX Exchange(R)

6. The use of the licensed trademarks will be accompanied by the following trademark notice:

         The IMX Exchange(R), IMX(R) and the IMX logo are registered trademarks and service marks protected in the United States and other countries, and are owned by IMX. They may not be reproduced, copied or modified in whole or part without written permission from IMX, Inc. Other brands or product names are the trademarks or service marks of their respective owners, should be treated as such, and may be registered in various jurisdictions.

7. LION agrees to provide copies of all of its uses of the licensed trademarks to IMX. LION acknowledges and agrees that IMX reserves the right to require LION to conform its use of the licensed trademarks to these guidelines, or as IMX may otherwise designate in its discretion.

8. Licensed trademarks identify the source of IMX's goods and services and embody the reputation and good will of IMX and its online financial services market for trading certain types of loans and mortgages. IMX has worked diligently to establish and promote its trademarks, and intends to take all necessary steps to prevent the misuse of its trademarks. LION should not use the licensed trademarks in an undignified manner that may compromise the reputation of IMX or the licensed trademarks.

9. LION acknowledges and agrees that its use of the licensed trademarks will inure to the benefit and be on behalf of IMX. LION will not obtain any rights in the licensed trademarks beyond those expressly granted to LION in the Agreement and under these guidelines. LION agrees not to contest the rights of IMX in any licensed trademark, and to promptly notify IMX in the event that it learns of any infringement upon the rights of IMX in any of the licensed trademarks by any third party. IMX reserves the sole right to itself to take any action in respect of the infringement of any of the licensed mark.

10. LION agrees to cease any and all further use of the licensed trademarks in any manner whatsoever upon termination of the Agreement.

 IMX CONSIDERS THE RIGHT TO USE ITS TRADEMARKS A PRIVILEGE. PLEASE RESPECT THAT
        PRIVILEGE BY FOLLOWING THE GUIDELINES SET FORTH ABOVE. THANK YOU.

                                    Exhibit G
                                    ---------
                         LION Trademark Usage Guidelines
                         -------------------------------

LION TRADEMARKS. These guidelines apply to the following LION, Inc. ("LION") trademarks, trade names, service marks and logos (collectively "the licensed trademarks"), subject to such additions, deletions and changes as may be communicated to IMX by LION from time to time, including the following:

                           LION, Inc.
                           LionInc.com
                           LION Loan SearchTM
                           LION Loan LinkTM
                           LION News NowTM
                           Free Mortgage Dot ComTM
                           LION Pro
                           Mortgage101.com

                                    [logos]


1. IMX may use the licensed trademarks for the term set forth in the Alliance Agreement with IMX dated May 6, 2002 (the "Agreement") and in accordance with the terms and conditions of the Agreement and these trademark usage guidelines. IMX's license to use the licensed trademarks will terminate upon the termination or expiration of the Agreement. LION may amend these guidelines from time to time during the term of IMX's license grant for the licensed trademarks.

2. IMX may only use the licensed trademarks in the format set forth above, or as otherwise provided by LION. IMX must maintain the consistency of the visual design of the licensed trademarks, and may not alter the licensed trademarks without the prior written consent of LION.

3. IMX must use the licensed trademarks in a manner that distinguishes the licensed trademarks from the surrounding text. IMX may not incorporate the licensed trademarks into IMX's tradename, the name of a division or product name or IMX's trademarks (or those of any third party). The licensed trademarks should not be placed so physically close to another mark, name or other background material so as to create the appearance that the licensed trademark is a part of another mark, name, or that the licensed trademark includes text or designs that are not a part of the licensed trademark.

7. LION will provide the licensed trademarks to IMX with either a (R) designation or a "(TM)" designation. Whenever possible IMX must always display the licensed trademarks with the designation provided by LION. At a minimum, the designation should be used at least once in each piece of printed matter, computer screen, etc. and preferably the first time the licensed trademark appears. Because the (R) designation may only be used for federally registered trademarks, do not use the (R) designation with the licensed trademarks unless LION has indicated that it is the appropriate designation for any particular licensed trademark. In addition, do not place the "TM" in a circle. The circle is reserved for the (R) designation. The trademark designation should be in a raised (superscript) position following the licensed trademarks, in uppercase letters.

8. The licensed trademarks are proper adjectives and should, whenever possible, be followed by the common descriptive name of the licensed product or service. This should be done at least the first time the licensed trademark appears in each piece of printed matter, computer screen, etc. The preferred descriptive name for purposes of the Agreement is:

         TO BE COMPLETED BY LION

9. The use of the licensed trademarks will be accompanied by the following trademark notice:

         LION, Inc.; LionInc.com; LION Loan SearchTM ; LION Loan LinkTM ; LION News NowTM ; Free Mortgage Dot ComTM; LION Pro; Mortgage101.com; and the LION logos are registered trademarks and service marks protected in the United States and other countries, and are owned by LION. They may not be reproduced, copied or modified in whole or part without written permission from LION, Inc. Other brands or product names are the trademarks or service marks of their respective owners, should be treated as such, and may be registered in various jurisdictions.

7. IMX agrees to provide copies of all of its uses of the licensed trademarks to LION. IMX acknowledges and agrees that LION reserves the right to require IMX to conform its use of the licensed trademarks to these guidelines, or as LION may otherwise designate in its discretion.

8. Licensed trademarks identify the source of LION's goods and services and embody the reputation and good will of LION and its online portal for mortgage brokers. LION has worked diligently to establish and promote its trademarks, and intends to take all necessary steps to prevent the misuse of its trademarks. IMX must not use the licensed trademarks in an undignified manner that may compromise the reputation of LION or the licensed trademarks.

9. IMX acknowledges and agrees that its use of the licensed trademarks will inure to the benefit and be on behalf of LION. IMX will not obtain any rights in the licensed trademarks beyond those expressly granted to LION in the Agreement and under these guidelines. IMX agrees not to contest the rights of LION in any licensed trademark, and to promptly notify LION in the event that it learns of any infringement upon the rights of LION in any of the licensed trademarks by any third party. LION reserves the sole right to itself to take any action in respect of the infringement of any of the licensed mark.

10. IMX agrees to cease any and all further use of the licensed trademarks in any manner whatsoever upon termination of the Agreement.

 LION CONSIDERS THE RIGHT TO USE ITS TRADEMARKS A PRIVILEGE. PLEASE RESPECT THAT
        PRIVILEGE BY FOLLOWING THE GUIDELINES SET FORTH ABOVE. THANK YOU.


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